SEMI
ANNUAL
REPORT

[GRAPHIC OMITTED]

FEBRUARY 28, 2002

TEMPLETON GLOBAL
INCOME FUND, INC.

[LOGO OMITTED]
FRANKLIN TEMPLETON
INVESTMENTS

CONTENTS

Shareholder Letter .........  1

Performance Summary ........  6

Important Notice
to Shareholders ............  7

Financial Highlights &
Statement of Investments ...  8

Financial Statements ....... 12

Notes to
Financial Statements ....... 15


[GRAPHIC OF PYRAMID OMITTED]
FUND CATEGORY

Global
Growth
Growth & Income
Income
Tax-Free Income


SHAREHOLDER LETTER

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: TEMPLETON GLOBAL INCOME FUND SEEKS HIGH CURRENT INCOME, WITH A SECONDARY OBJECTIVE OF CAPITAL APPRECIATION. UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS PRIMARILY IN A PORTFOLIO OF DEBT SECURITIES OF U.S. AND FOREIGN ISSUERS, INCLUDING EMERGING MARKETS.
--------------------------------------------------------------------------------

This semiannual report of Templeton Global Income Fund covers the period ended February 28, 2002. As in early 2001, the Federal Reserve Board (the Fed) led the global monetary easing cycle as it responded to a further reduction in U.S. and foreign economic activity. The Fed lowered short-term interest rates by 175 basis points (1.75%) during the six-month reporting period, cutting the federal funds target rate from 3.50% to 1.75%. U.S. consumer spending was relatively positive, although the outlook remained uncertain given reduced corporate earnings and the possibility of further labor market weakness as firms looked to reduce costs. Many foreign countries were negatively affected by the slowing U.S. economy as U.S. demand waned for their exports. The Asian economies, including Japan, were hurt the most because the U.S. slowdown led to sharply curtailed technology investment, which represents the bulk of the region's exports. The Canadian economy also suffered from the U.S. slowdown as the U.S. is Canada's largest trading partner. The events of September 11 further adversely impacted global



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 9.

GEOGRAPHIC DISTRIBUTION
BASED ON TOTAL NET ASSETS
2/28/02

[PIE CHART OMITTED]

EUROPE                                      43.4%
LATIN AMERICA                               24.0%
U.S.                                        11.4%
ASIA                                         8.8%
AUSTRALIA & NEW ZEALAND                      5.6%
CANADA                                       2.1%
SHORT-TERM INVESTMENTS & OTHER NET ASSETS    4.7%


economies, as the fear of terrorism dramatically affected the U.S. economy. After the attacks, economic activity declined as consumers curbed their spending patterns and corporations increased employee layoffs to improve earnings.

The economic slowdown, relatively steady long-term rates and the Fed's aggressive reduction of the short-term federal funds target rate caused the U.S. Treasury yield curve to steepen and shift downward. Similarly, most foreign bond market yield curves steepened as their respective monetary authorities also reduced short-term interest rates. In this scenario, many shorter maturity bonds outperformed their longer-term counterparts during the period.

Global bond markets generally posted positive returns in local currencies over the period but negative returns in U.S. dollars. The J.P. Morgan Government Bond Index Global (GBI Global) rose 1.52% in local currency terms. In U.S. dollar terms, the GBI Global generated a negative 3.53% return as most major currencies depreciated versus the U.S. dollar.1

European bond markets had positive returns over the period as well, returning 2.01% in local currency terms, but -2.46% in U.S. dollars.2 The global economic slowdown negatively impacted the region's growth, and since bonds typically react favorably to economic weakness as the threat of inflation is diminished, bond prices rose. During the period under review, the European Central Bank
(ECB) reduced the official interest rate by 100 basis points (1.00%) to 3.25%. The Bank of



1. Source: J.P. Morgan Securities Inc. The J.P. Morgan GBI Global tracks total returns of government bonds in developed countries globally. The bonds included in the index are weighted according to their market capitalization. The index is unhedged.

2. Source: J.P. Morgan Securities Inc., GOVERNMENT BOND INDEX MONITOR, 2/28/02. Figures are based on J.P. Morgan's Government Bond Local Currency Return Indexes, with each country's or region's returns based on the gross price (net price plus accrued interest) of bonds in each index.

One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

England followed suit and cut its official interest rate by the same amount to end the period at 4.00%. Although both cited threats from a global economic downturn, the respective economies were not suffering from the same effects as in the U.S., whose recent, above-trend economic growth came to an end in 2001. In addition, the ECB adhered to its mandate of price stability with regard to monetary policy; therefore, as inflation remained stable in the region, the ECB cited no pressing need to reduce rates in lock-step with the U.S.

During the six months under review, emerging market bonds experienced considerable volatility due to concerns regarding slowing global growth and negative developments in Argentina. The J.P. Morgan Emerging Markets Bond Index Global (EMBIG) rose 2.16% in U.S. dollar terms, negatively impacted by the 55.79% decline in Argentine bonds, which represented 16.24% of the EMBIG at the beginning of the period.3 Other emerging markets, however, fared considerably better.

PORTFOLIO NOTES
Within this environment, Templeton Global Income Fund posted an 8.10% cumulative total return based on market price and a 5.46% cumulative total return based on net asset value for the six months ended February 28, 2002, as shown in the Performance Summary on page 6. The GBI Global, which measures and tracks bonds from around the world, posted a return of -3.53% in U.S. dollar terms for the same period.1 The Fund's emerging market positions contributed positively to performance, as they generally outperformed higher-quality industrial market bonds over the six-month period.





PORTFOLIO BREAKDOWN
Based on Total Net Assets
2/28/02
----------------------------

Government Bonds       89.4%

Corporate Bonds         5.9%

Short-Term Investments
& Other Net Assets      4.7%



3. Source: J.P. Morgan Securities Inc. The J.P. Morgan EMBIG tracks and measures the total returns for U.S. dollar-denominated debt instruments of sovereign and quasi-sovereign entities in 27 emerging markets. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

During the period under review, Templeton Global Income Fund allocated approximately 55% of total net assets to intermediate-term bonds in the developed industrial markets and approximately 40% of total net assets to bonds in emerging markets that we considered high quality and liquid. We believed this allocation offered the opportunity for higher long-term returns at the cost of modestly higher short-term volatility.

The Fund's overall allocations, as measured by percent of total net assets, changed slightly during the period. We altered the North American and European weightings, which stood at 13.5% and 43.4% on February 28, 2002, from 19.2% and 42.7% at the beginning of the period. In North America, we decreased the U.S. allocation from 16.8% on August 31, 2001, to 11.4% at the end of the period. Country allocations within Europe generally remained unchanged; however, we decreased the Fund's short-term investments. We reinvested proceeds from sales in the emerging markets, increasing exposure to Mexico, Poland, Russia and Turkey while lowering our exposure to Venezuela and Brazil.

OUTLOOK
Looking forward, we are cautious about the prospects for global bond markets, given increased expectations of an economic recovery in the U.S. and abroad (excluding Japan), and hence, the potential for higher interest rates. However, our long-term outlook for inflation remains positive given that price increases could be constrained by excess output capacity in the global economy, increased productivity and rising unemployment. The absence of significant near-term inflationary pressure could delay, and then limit, the degree of monetary tightening by the world's major central banks during 2002. We believe that the Fund's emerging market positions in particular may continue to offer attractive return opportunities for the portfolio going forward.

It is important to note that global investing involves special risks related to market, currency, economic, social, political and other factors, in addition to the heightened risks associated with the relatively small size and lesser liquidity of emerging markets. Investing in any emerging market security means accepting a certain amount of volatility that can arise from such factors as high levels of inflation, deflation or currency devaluation. In fact, short-term volatility in these markets, and declines exceeding 50%, are not uncommon.

We look forward to continuing to serve your investment needs, and we welcome your comments or suggestions.


Portfolio Management Team
Templeton Global Income Fund


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 2/28/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS ACCORDING TO THE TERMS SPECIFIED IN THE FUND'S DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN AND DO NOT REFLECT ANY SALES CHARGES PAID AT INCEPTION OR BROKERAGE COMMISSIONS PAID ON SECONDARY MARKET PURCHASES. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE SALE OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

                               CHANGE         2/28/02   8/31/01
----------------------------------------------------------------
Net Asset Value (NAV)          +$0.09           $7.08    $6.99
Market Price (NYSE)            +$0.25           $6.80    $6.55

DISTRIBUTIONS (9/1/01-2/28/02)
Dividend Income                $0.27

PERFORMANCE


                          6-MONTH    1-YEAR   5-YEAR   10-YEAR
----------------------------------------------------------------
Cumulative Total Return(1)
  Based on change in
  net asset value           5.46%     8.61%   28.76%    94.61%

  Based on change in
  market price              8.10%    13.27%   39.65%    76.69%

Average Annual Total Return(1)
  Based on change in
  net asset value           5.46%     8.61%    5.19%     6.89%

  Based on change in
  market price              8.10%    13.27%    6.91%     5.86%



1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.

--------------------------------------------------------------------------------
Ongoing market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, please call Franklin Templeton Investments at 1-800/342-5236.




6             Past performance does not guarantee future results.

IMPORTANT NOTICE TO SHAREHOLDERS

--------------------------------------------------------------------------------
PROPOSED REORGANIZATION. On January 4, 2002, the Board of Directors of the Fund approved a proposal providing for the reorganization of Templeton Global Governments Income Trust ("Global Governments Income Trust") into Templeton Global Income Fund, Inc. ("Global Income Fund"). The proposed reorganization involves Global Income Fund's acquisition of substantially all of the assets of Global Governments Income Trust in exchange for shares of Global Income Fund and the distribution of shares of Global Income Fund to holders of shares of beneficial interest of Global Governments Income Trust as a part of the liquidation and dissolution of Global Governments Income Trust. This transaction, which is expected to be tax-free, is subject to the approval of Global Governments Income Trust's shareholders, and if approved, shares will be exchanged based on the respective net asset values of Global Governments Income Trust and Global Income Fund.

NAMES RULE. The U.S. Securities and Exchange Commission adopted new Rule 35d-1 under the Investment Company Act of 1940, as amended (the "Names Rule"), requiring a fund with a name suggesting a focus in a particular type of investment, in a particular industry, or in a particular geographic region, to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the type of investment, industry or geographic region suggested by its name.

Consistent with the Names Rule, in July 2001, the Fund's Board of Directors adopted a non-fundamental investment policy to invest, under normal circumstances, at least 80% of the Fund's net assets in income-producing securities, effective July 31, 2002. In accordance with the Names Rule, the Fund has also adopted a non-fundamental policy to provide shareholders with 60 days' advance notice of any change to the foregoing 80% investment policy. The Fund's fundamental investment policy to invest at least 65% of its total assets in at least three different countries (one of which may be the United States) in one or more of the following investments: (i) debt securities that are issued or guaranteed as to interest and principal by the U.S. government, its agencies, authorities or instrumentalities ("U.S. Government securities"); (ii) debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions; (iii) debt obligations issued or guaranteed by supra-national organizations, which are chartered to promote economic development and are supported by various governments and governmental entities;
(iv) U.S. and foreign corporate debt securities and preferred equity securities, including those debt securities which may have equity features, such as conversion or exchange rights, or which carry warrants to purchase common stock or other equity interests; and (v) debt obligations of U.S. or foreign banks, savings and loan associations and bank holding companies remains the same.

SHARE REPURCHASE PROGRAM. The Board of Directors of the Fund previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management. This authorization remains in effect.
--------------------------------------------------------------------------------

TEMPLETON GLOBAL INCOME FUND, INC.
Financial Highlights


                                             SIX MONTHS ENDED               YEAR ENDED AUGUST 31,
                                             FEBRUARY 28, 2002 -----------------------------------------------
                                                (UNAUDITED)    2001      2000       1999      1998       1997
                                             -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout the period)
Net asset value, beginning of period ........       $6.99       $7.06     $7.50      $7.67     $8.35       $8.34
                                             -------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................         .22b        .56       .60        .61       .60         .60
 Net realized and unrealized gains (losses) .         .14b       (.11)     (.46)      (.18)     (.71)        .01
                                             -------------------------------------------------------------------
Total from investment operations ............         .36         .45       .14        .43      (.11)        .61
                                             -------------------------------------------------------------------
Capital share repurchases ...................          --         .03       .02        .01       .03          --
                                             -------------------------------------------------------------------
Less distributions from:
 Net investment income ......................        (.27)       (.31)     (.60)      (.60)     (.60)       (.60)
 Net realized gains .........................          --          --        --       (.01)       --          --
 Tax return of capital ......................          --        (.24)       --         --        --          --
                                             -------------------------------------------------------------------
Total distributions .........................        (.27)       (.55)     (.60)      (.61)     (.60)       (.60)
Net asset value, end of period ..............       $7.08       $6.99     $7.06      $7.50     $7.67       $8.35
                                             ===================================================================
Market value, end of perioda ................     $6.8000     $6.5500   $6.1875    $6.5625   $6.4375     $7.5625
                                             ===================================================================
Total return (based on market value per share)*     8.10%      15.44%     3.97%     11.29%   (7.69)%      17.12%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........    $773,746    $763,696  $797,122   $862,788  $891,785  $1,002,756
Ratios to average net assets:
 Expenses ...................................        .73%**      .75%      .75%       .76%      .74%        .75%
 Net investment income ......................       6.43%**(b)  8.11%     8.12%      7.70%     7.26%       7.05%
Portfolio turnover rate .....................      49.03%      66.27%   110.36%     66.07%    74.55%     191.83%

b The AICPA Audit and Accounting Guide of Investment Companies, was implemented as described in Note 1(g) resulting in the increase (decrease) to the following per share operating performance and ratio of net investment income to average net assets for the period ended February 28, 2002:

-----------------------------------------------------------------
Net investment income per share                         $(0.05)
Net realized and unrealized gains (losses) per share      0.05
Ratio of net investment income to average net assets     (1.31)%**

*Total return is not annualized.
**Annualized.
+Based on average weighted shares outstanding effective year ended August 31, 1999.
aBased on the last sale on the New York Stock Exchange.


8                       See notes to financial statements.

TEMPLETON GLOBAL INCOME FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (UNAUDITED)



                                                                           PRINCIPAL
                                                                             AMOUNT*        VALUE
----------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS 95.3%
     AUSTRALIA 3.9%
     Government of Australia, 10.00%, 10/15/07 ........................  20,704,000 AUD  $12,850,368
     New South Wales Treasury Corp., 6.50%, 5/01/06 ...................   7,677,000 AUD    4,063,530
     Queensland Treasury Corp., 6.50%, 6/14/05 ........................  25,315,000 AUD   13,410,317
                                                                                         -----------
                                                                                          30,324,215
                                                                                         -----------
     BELGIUM 2.5%
     Kingdom of Belgium, 8.50%, 10/01/07 ..............................  18,604,000 EUR   18,963,344
                                                                                         -----------
     BRAZIL 5.4%
     Government of Brazil:
      12.75%, 1/15/20 .................................................   4,500,000        4,339,125
      10.125%, 5/15/27 ................................................   4,550,000        3,584,263
      12.25%, 3/06/30 .................................................  12,215,000       11,176,725
      11.00%, 8/17/40 .................................................  28,140,000       23,004,450
                                                                                         -----------
                                                                                          42,104,563
                                                                                         -----------
     CANADA 2.1%
     Government of Canada:
      10.25%, 2/01/04 .................................................   1,130,000 CAD      792,437
      6.00%, 6/01/11 ..................................................  24,117,000 CAD   15,735,837
                                                                                         -----------
                                                                                          16,528,274
                                                                                         -----------
     DENMARK 1.2%
     Kingdom of Denmark, 8.00%, 3/15/06 ...............................  73,189,000 DKK    9,506,647
                                                                                         -----------
     ECUADOR .6%
     Republic of Ecuador, Reg S, 12.00%, 11/15/12 .....................   6,200,000        4,836,000
                                                                                         -----------
     FRANCE 6.7%
     Government of France:
      8.25%, 2/27/04 ..................................................  39,000,000 EUR   36,487,756
      8.50%, 10/25/08 .................................................  14,377,000 EUR   15,007,883
                                                                                         -----------
                                                                                          51,495,639
                                                                                         -----------
     GERMANY 6.2%
     Federal Republic of Germany:
      8.00%, 7/22/02 ..................................................  13,643,824 EUR   12,001,943
      6.00%, 7/04/07 ..................................................  38,681,000 EUR   35,663,998
                                                                                         -----------
                                                                                          47,665,941
                                                                                         -----------
     ITALY 6.7%
     Buoni Poliennali del Tesoro:
      8.75%, 7/01/06 ..................................................  11,372,000 EUR   11,426,151
      6.75%, 7/01/07 ..................................................   6,231,000 EUR    5,893,221
     Government of Italy, 10.50%, 4/01/05 .............................  33,730,000 EUR   34,229,792
                                                                                         -----------
                                                                                          51,549,164
                                                                                         -----------

TEMPLETON GLOBAL INCOME FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (UNAUDITED) (CONT.)



                                                                        PRINCIPAL
                                                                          AMOUNT*         VALUE
----------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     MEXICO 11.1%
     United Mexican States:
      9.875%, 1/15/07 ................................................. $12,580,000      $14,551,915
      8.625%, 3/12/08 .................................................   6,960,000        7,696,020
      11.375%, 9/15/16 ................................................  49,130,000       63,647,915
                                                                                         -----------
                                                                                          85,895,850
                                                                                         -----------
     NETHERLANDS 4.2%
     Cellco Finance NV, 15.00%, 8/01/05 ...............................  11,460,000       10,990,140
     Government of Netherlands:
      7.75%, 3/01/05 ..................................................  14,853,000 EUR   14,076,091
      5.75%, 2/15/07 ..................................................   7,833,000 EUR    7,112,286
                                                                                         -----------
                                                                                          32,178,517
                                                                                         -----------
     NEW ZEALAND 1.7%
     Government of New Zealand, 8.00%, 11/15/06 .......................  29,503,000 NZD   13,231,269
                                                                                         -----------
     PANAMA .8%
     Republic of Panama, 8.875%, 9/30/27 ..............................   6,070,000        6,006,265
                                                                                         -----------
     PERU .9%
     Republic of Peru, FRN, 4.50%, 3/07/17 ............................   8,800,000        7,040,000
                                                                                         -----------
     POLAND 1.9%
     Republic of Poland, FRN, 6.00%, 10/27/14 .........................  14,355,000       14,472,955
                                                                                         -----------
     RUSSIA 5.2%
     Federation of Russia:
      11.00%, 7/24/18 .................................................  35,420,000       37,958,622
      12.75%, 6/24/28 .................................................   1,700,000        2,021,496
                                                                                         -----------
                                                                                          39,980,118
                                                                                         -----------
     SPAIN 3.1%
     Government of Spain:
      10.15%, 1/31/06 .................................................  12,536,000 EUR   12,987,420
      8.80%, 4/30/06 ..................................................  11,229,000 EUR   11,246,445
                                                                                         -----------
                                                                                          24,233,865
                                                                                         -----------
     SWEDEN 3.1%
     Kingdom of Sweden, 10.25%, 5/05/03 ............................... 234,800,000 SEK   23,861,511
                                                                                         -----------
     TURKEY 8.8%
     Republic of Turkey:
      Reg S, 10.00%, 9/19/07 ..........................................  3,938,000         3,936,362
      12.375%, 6/15/09 ................................................  26,310,000       27,618,922
      11.875%, 1/15/30 ................................................  36,630,000       36,809,487
                                                                                         -----------
                                                                                          68,364,771
                                                                                         -----------
     UNITED KINGDOM 2.6%
     United Kingdom, 8.50%, 7/16/07 ...................................  12,227,000 GBP   20,121,518
                                                                                         -----------

TEMPLETON GLOBAL INCOME FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (UNAUDITED) (CONT.)



                                                                          PRINCIPAL
                                                                           AMOUNT*         VALUE
----------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     UNITED STATES 11.4%
     Federal National Mortgage Association, 6.00%, 5/15/11 ............ $21,138,000     $ 21,908,903
     U.S. Treasury Note, 5.00%, 8/15/11 ...............................  65,805,000       66,252,276
                                                                                        ------------
                                                                                          88,161,179
                                                                                        ------------
     VENEZUELA 5.2%
     Republic of Venezuela, 9.25%, 9/15/27 ............................  60,805,000       40,465,728
                                                                                        ------------
     TOTAL LONG TERM INVESTMENTS (COST $783,284,005) ..................                  736,987,333
                                                                                        ------------



                                                                           SHARES
                                                                         ----------
    (a)SHORT TERM INVESTMENTS (COST $17,886,710) 2.3%
     Franklin Institutional Fiduciary Trust Money Market Portfolio ....  17,886,710       17,886,710
                                                                                        ------------

     TOTAL INVESTMENTS (COST $801,170,715) 97.6% ......................                  754,874,043
     OTHER ASSETS, LESS LIABILITIES 2.4% ..............................                   18,872,439
                                                                                        ------------
     TOTAL NET ASSETS 100.0% ..........................................                 $773,746,482
                                                                                        ============


     CURRENCY ABBREVIATIONS:
     AUD -- Australian Dollar
     CAD -- Canadian Dollar
     DKK -- Danish Krone
     EUR -- European Unit
     GBP -- British Pound
     NZD -- New Zealand Dollar
     SEK -- Swedish Krona


*Securities denominated in U.S. dollars unless otherwise indicated.
a The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc., an affiliate of Franklin Resources Inc.


                       See notes to financial statements.                     11

TEMPLETON GLOBAL INCOME FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2002 (UNAUDITED)


Assets:
 Investments in securities, at value (cost $801,170,715) .........................  $754,874,043
 Dividends and interest receivable ...............................................    19,989,320
                                                                                    ------------
      Total assets ...............................................................   774,863,363
                                                                                    ------------
Liabilities:
 Payables:
  To affiliates ..................................................................       334,248
 Distributions to shareholders ...................................................       317,746
 Accrued expenses ................................................................       464,887
                                                                                    ------------
      Total liabilities ..........................................................     1,116,881
                                                                                    ------------
Net assets, at value .............................................................  $773,746,482
                                                                                    ============
Net assets consist of:
 Undistributed net investment income .............................................  $(31,724,819)
 Net unrealized depreciation .....................................................   (46,449,951)
 Accumulated net realized loss ...................................................   (75,984,286)
 Capital shares ..................................................................   927,905,538
                                                                                    ------------
Net assets, at value .............................................................  $773,746,482
                                                                                    ============
Net asset value per share ($773,746,482 / 109,243,000 shares outstanding) ........         $7.08
                                                                                    ============


12                       See notes to financial statements.

TEMPLETON GLOBAL INCOME FUND, INC.
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2002 (UNAUDITED)

Investment Income:
 Dividends ..................................................................   $   336,856
 Interest ...................................................................    26,950,540
                                                                                -----------
      Total investment income ...............................................                 $27,287,396
Expenses:
 Management fees (Note 3) ...................................................     1,900,285
 Administrative fees (Note 3) ...............................................       515,390
 Transfer agent fees ........................................................        94,000
 Custodian fees .............................................................        74,000
 Registration and filing fees ...............................................       133,350
 Professional fees ..........................................................        16,100
 Directors' fees and expenses ...............................................        32,750
 Other ......................................................................         3,000
                                                                                -----------
      Total expenses ........................................................                   2,768,875
                                                                                              -----------
           Net investment income ............................................                  24,518,521
                                                                                              -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ...............................................................     1,003,057
  Foreign currency transactions .............................................      (174,755)
                                                                                -----------
      Net realized gain .....................................................                     828,302
 Net unrealized appreciation (depreciation) on:
  Investments ...............................................................    14,552,016
  Translation of assets and liabilities denominated in foreign currencies ...      (352,518)
                                                                                -----------
      Net unrealized appreciation ...........................................                  14,199,498
                                                                                              -----------
Net realized and unrealized gain ............................................                  15,027,800
                                                                                              -----------
Net increase in net assets resulting from operations ........................                 $39,546,321
                                                                                              ===========


                       See notes to financial statements.                     13

TEMPLETON GLOBAL INCOME FUND, INC.
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2002 (UNAUDITED)
AND THE YEAR ENDED AUGUST 31, 2001

                                                                           SIX MONTHS ENDED     YEAR ENDED
                                                                           FEBRUARY 28, 2002  AUGUST 31, 2001
                                                                           ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................   $ 24,518,521      $ 61,904,968
  Net realized gain (loss) from investments and foreign currency transactions     828,302       (36,525,270)
  Net unrealized appreciation on investments and translation of
  assets and liabilities denominated in foreign currencies ...............     14,199,498        24,082,089
                                                                             -------------------------------
      Net increase in net assets resulting from operations ...............     39,546,321        49,461,787

Distributions to shareholders from:
 Net investment income ...................................................    (29,495,610)      (34,203,437)
 Tax return of capital ...................................................             --       (26,322,100)
                                                                             -------------------------------
Total distributions to shareholders ......................................    (29,495,610)      (60,525,537)
Capital share transactions (Note 2) ......................................             --       (22,362,140)
      Net increase (decrease) in net assets ..............................     10,050,711       (33,425,890)

Net assets:
 Beginning of period .....................................................    763,695,771       797,121,661
                                                                             -------------------------------
 End of period ...........................................................   $773,746,482      $763,695,771
                                                                             ===============================
Undistributed net investment income included in net assets:
 End of period ...........................................................   $(31,724,819)     $   (334,526)
                                                                             ===============================

14                       See notes to financial statements.

TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Income Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks high current income, with a secondary objective of capital appreciation. Under normal market conditions, the Fund invests primarily in a portfolio of debt securities of U.S. and foreign issuers including emerging markets.

On January 4, 2002, the Board of Directors for the Fund approved a proposal to merge Templeton Global Governments Income Trust into the Fund, subject to approval by the shareholders of Templeton Global Governments Income Trust.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements (unaudited) (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G. AUDIT GUIDE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize all premiums and discounts on fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or the distributions of the Fund. Prior to August 31, 2001, premiums on fixed income securities were included in realized gains and losses. The cumulative effect of this accounting change resulted in a reduction of $26,413,204 in the recorded cost of investments and a correpsonding increase in net unrealized appreciation.

The effect of this change for the period ended February 28, 2002 was to decrease net investment income by $4,986,322, decrease unrealized gains by $303,109, and increase realized gains by $5,289,431. The Statement of Changes in Net Assets and the Financial Highlights for prior periods have not been restated to reflect this change in accounting policy.


2. CAPITAL STOCK

The Board of Directors of the Fund previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management. This authorization remains in effect.

TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements (unaudited) (CONTINUED)

2. CAPITAL STOCK (CONT.)

At February 28, 2002, there were 200 million shares authorized ($0.01 par value). Share repurchase transactions were as follows:

                                                                               PERIOD ENDED      YEAR ENDED
                                                                             FEBRUARY 28, 2002 AUGUST 31, 2001
---------------------------------------------------------------------------------------------------------------
Shares repurchased                                                                   --           3,683,700
Amount of repurchased                                                                --         $22,362,140
Weighted average discount of market price to net assets value of shares repurchased  --                  11%

Through February 28, 2002, the Fund had repurchased a total of 11,210,400 shares.


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Franklin Advisers, Inc. (Advisers) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

         ANNUALIZED
         FEE RATE       AVERAGE DAILY NET ASSETS
         ----------------------------------------------------------
         0.55%          First $200 million
         0.50%          Over $200 million

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund) in an amount not to exceed the management fees paid by the Sweep Money Fund.

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

         ANNUALIZED
         FEE RATE       AVERAGE DAILY NET ASSETS
         --------------------------------------------------------
         0.15%          First $200 million
         0.135%         Over $200 million, up to and including $700 million
         0.10%          Over $700 million


4. INCOME TAXES

At February 28, 2002, the cost of investments and net unrealized depreciation for income tax purposes were as follows:

                 Cost of investments .......................  $ 834,084,870
                                                              --------------
                 Unrealized appreciation ...................     24,343,810
                 Unrealized depreciation ...................   (103,554,637)
                                                              --------------
                 Net unrealized depreciation ...............  $ (79,210,827)
                                                              ==============

TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements (unaudited) (CONTINUED)


4. INCOME TAXES (CONT.)

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, losses realized subsequent to October 31 on the sale of securities and foreign currencies, and foreign currency gains/losses on the sale of debt instruments.

At August 31, 2001, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                 Capital loss carryovers expiring in:
                  2008 .............................  $ 7,992,348
                  2009 .............................   16,558,137
                                                      -----------
                                                      $24,550,485
                                                      ===========

At August 31, 2001, the Fund had deferred capital and currency losses occurring subsequent to October 31, 2000 of $27,807,554 and $21,059,238, respectively. For tax purposes, such losses will be reflected in the year ending August 31, 2002.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 28, 2002 aggregated $360,443,663 and $354,313,567, respectively.

TEMPLETON GLOBAL INCOME FUND, INC.
Annual Meeting of Shareholders, March 4, 2002

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on March 4, 2002. The purpose of the meeting was to elect three Directors of the Fund. At the meeting, the following persons were elected by the shareholders to serve as Directors of the
Fund: Edith E. Holiday, Gordon S. Macklin and Constantine D. Tseretopoulos.* No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

The election of three (3) Directors:

                                                % OF          % OF                          % OF        % OF
                                             OUTSTANDING      VOTED                      OUTSTANDING    VOTED
  TERM EXPIRING 2005:              FOR         SHARES        SHARES        WITHHELD        SHARES      SHARES
---------------------------------------------------------------------------------------------------------------
  Edith E. Holiday              99,161,674      90.77%        98.29%        1,729,302         1.58%      1.71%
  Gordon S. Macklin             99,225,748      90.83%        98.35%        1,665,228         1.52%      1.65%
  Constantine D. Tseretopoulos  99,022,561      90.64%        98.15%        1,868,415         1.71%      1.85%

* HARRIS J. ASHTON, NICHOLAS F. BRADY, FRANK J. CROTHERS, S. JOSEPH FORTUNATO, ANDREW H. HINES, JR., CHARLES B. JOHNSON, BETTY P. KRAHMER AND FRED R.. MILLSAPS ARE DIRECTORS OF THE FUND WHO ARE CURRENTLY SERVING AND WHOSE TERMS OF OFFICE CONTINUED AFTER THE ANNUAL MEETING OF SHAREHOLDERS.

TEMPLETON GLOBAL INCOME FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan; Stock dividends and capital gains distributions will be reinvested automatically; Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to Mellon Securities Trust Company (the "Plan Agent"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Company" and sent to Mellon Investor Services LLC, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Global Income Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund's shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

TEMPLETON GLOBAL INCOME FUND, INC.



TRANSFER AGENT

Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800-416-5585
www.melloninvestor.com










SHAREHOLDER INFORMATION

Shares of Templeton Global Income Fund, Inc. are traded on the New York Stock Exchange under the symbol "GIM." The Fund's shares are also listed and traded on the Pacific Exchange. Information about the net asset value and the market price is published each Monday in the WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can now access their Fund account on-line with INVESTOR SERVICEDIRECTSM. For information go to Mellon Investor Services' web site at https://www.melloninvestor.com/isd and follow the instructions.


The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800-DIAL BEN(R) (1-800-342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Global Income Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

  [LOGO OMITTED]
FRANKLIN TEMPLETON
   INVESTMENTS

100 Fountain Parkway
P.O. Box 33030
St. Petersburg, FL 33733-8030


SEMIANNUAL REPORT
TEMPLETON GLOBAL INCOME FUND, INC.

TRANSFER AGENT
Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585
www.melloninvestor.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed.
These calls can be identified by the presence of a regular beeping tone.



TLGIM S2002 04/02           [LOGO OMITTED] Printed on recycled paper